                          PITTSTON BRINK'S GROUP EARNS
                       $.44 PER SHARE IN THE FIRST QUARTER

        Richmond, VA - April 29, 1998 - Pittston Brink's Group reported net income of $17.0 million, or $.44 per share, in the first quarter ended March 31, 1998 compared to $15.3 million, or $.40 per share earned in the first quarter of 1997. Combined first quarter revenues of Brink's, Incorporated and Brink's Home Security, Inc. increased 23% to $310.3 million. Included in the current quarter results was a pre-tax charge of $2.0 million or $.03 per share for the Brink's Group's share of expenses relating to a retirement agreement between The Pittston Company and its former chairman and CEO.



 BRINK'S, INCORPORATED (BRINK'S)

        Brink's worldwide consolidated revenues increased 25% to $261.9 million in the quarter. Operating profits amounted to $21.9 million, 39% greater than recorded in the prior year due to improvements in all geographic regions.

        Revenues from North American operations (United States and Canada) were $129.4 million in the quarter, 17% higher than in the comparable period in 1997. Operating profits for the quarter increased 30% to $10.1 million primarily due to improved results achieved by armored car operations, which include ATM services.

        Revenues and operating profits from Latin American operations and affiliates were $76.5 million and $10.7 million, respectively, in the quarter, 28% and 44% higher than in the comparable 1997 periods. The increase in revenues and operating profits includes three months of consolidated revenues and profits from the acquired operation in Venezuela versus only two months of consolidated revenues and profits in the 1997 quarter, as well as strong results in Venezuela and Colombia which were partially offset by start-up operations in Argentina.

        Revenues and operating profits from European operations and affiliates amounted to $49.8 million and $0.8 million, respectively, in the quarter, 53% and 119% higher than in the comparable 1997 periods. The increase in revenues was largely due to the acquisition, in the quarter, of nearly all the remaining shares of its affiliate in France. The increase in operating profits reflects improved results from operations in France, as well as the increased ownership, partially offset by losses in the Belgium operation related to industry-wide labor unrest.

        Revenues and operating profits from Asia/Pacific operations and affiliates were $6.3 million and $0.4 million, respectively, in the quarter. Revenues were essentially unchanged over the comparable 1997 period and operating profits increased $0.1 million.

BRINK'S HOME SECURITY, INC.

        Brink's Home Security's revenues totaled $48.4 million in the first quarter 1998, a 15% increase over the year earlier period. Operating profits increased 6% to $13.5 million. Operating profit from monitoring and service operations increased 18% to $17.2 million as a result of the increased subscriber base and higher average monthly monitoring fees for existing subscribers. The net loss on marketing, sales and installation activities increased to $3.7 million from $1.8 million in the first quarter of 1997. The increase was primarily due to higher marketing and sales expense in response to the current competitive environment.

        Brink's Home Security installed nearly 27,000 new subscribers during the quarter and the subscriber base totaled over 528,000 on March 31, 1998, a 14% increase from a year earlier. As a result of the growth in subscribers and higher average monitoring fees per subscriber, annualized recurring revenues increased 21% to $160 million as of March 31, 1998. Brink's Home Security's disconnect rate in the quarter was 7.4%. Brink's Home Security entered new markets in Providence, Rhode Island and Wilmington, Delaware during the quarter.

FINANCIAL-CONSOLIDATED

        The Pittston Company (the "Company") reported consolidated revenues of $862.7 million in the first quarter ended March 31, 1998 compared to $781.7 million for the comparable period in 1997. Net income was $12.8 million compared to $21.3 million in the prior year's quarter. Consolidated cash flow from operating activities totaled $21.7 million for the first quarter ended March 31, 1998. Total debt at March 31, 1998 was $378.5 million.

        During the first quarter of 1998, under the share repurchase programs authorized by the Board of Directors of the Company, the Company purchased 177,532 shares of Pittston Burlington Group Common Stock at a cost of $3.5 million and 355 shares of its Series C Convertible Preferred Stock at a cost of $0.1 million. As of March 31, 1998, the Company had remaining authority to purchase over time 1 million shares of Pittston Minerals Group Common Stock, 1.1 million shares of Pittston Brink's Group Common Stock, 0.9 million shares of Pittston Burlington Group Common Stock and an additional $24.2 million of its Series C Convertible Preferred Stock. The aggregate purchase price limitation for all common stock purchases was $21.4 million at March 31, 1998.

                               * * * * * * * * * *

         Pittston Brink's Group Common Stock (NYSE-PZB), Pittston Burlington Group Common Stock (NYSE-PZX) and Pittston Minerals Group Common Stock (NYSE-PZM) represent the three classes of common stock of The Pittston Company, a diversified company with interests in security services through Brink's, Incorporated and Brink's Home Security, Inc. (Pittston Brink's Group), global freight transportation and logistics management services through BAX Global Inc. (Pittston Burlington Group) and mining and minerals exploration through Pittston Coal Company and Pittston Mineral Ventures (Pittston Minerals Group). Copies of the Pittston Burlington Group and Pittston Minerals Group earnings releases are available upon request.

                             PITTSTON BRINK'S GROUP
                           SUPPLEMENTAL FINANCIAL DATA
                                   (UNAUDITED)

                              BRINK'S, INCORPORATED




                                                                                                     Quarter Ended March 31
(IN THOUSANDS)                                                                                         1998            1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
North America (United States & Canada)                                                      $       129,367         110,772
Latin America                                                                                        76,492          59,696
Europe                                                                                               49,813          32,628
Asia/Pacific                                                                                          6,251           6,103
------------------------------------------------------------------------------------------------------------------------------------
Total operating revenues                                                                    $       261,923         209,199
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

OPERATING PROFIT
North America (United States & Canada)                                                      $        10,067           7,754
Latin America                                                                                        10,677           7,437
Europe                                                                                                  825             376
Asia/Pacific                                                                                            350             234
------------------------------------------------------------------------------------------------------------------------------------
Total operating profit                                                                      $        21,919          15,801
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION                                                               $         8,419           7,547
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------



                           BRINK'S HOME SECURITY, INC.

                                                                                                    Quarter Ended March 31
(DOLLARS IN THOUSANDS)                                                                                1998            1997
------------------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                                                           $       48,410          42,185
------------------

OPERATING PROFIT (LOSS)
Monitoring and service                                                                       $       17,182          14,590
Net marketing, sales and installation                                                                (3,680)         (1,811)
------------------------------------------------------------------------------------------------------------------------------------
Total operating profit                                                                       $       13,502          12,779
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

DEPRECIATION AND AMORTIZATION                                                                $        8,802           6,666
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

ANNUALIZED RECURRING REVENUES (a)                                                            $      160,422         132,598

Number of subscribers:
   Beginning of period                                                                              511,532         446,505
   Installations                                                                                     26,750          25,590
   Disconnects                                                                                       (9,675)         (8,088)
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                                                       528,607         464,007
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(a) Annualized recurring revenues are calculated based on the number of subscribers at period end multiplied by the average fee per subscriber received in the last month of the period for monitoring, maintenance and related services.

                             PITTSTON BRINK'S GROUP
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)




(IN THOUSANDS, EXCEPT                                                                     Quarter Ended March 31
PER SHARE AMOUNTS)                                                                          1998            1997
---------------------------------------------------------------------------------------------------------------------
Operating revenues                                                             $         310,333         251,384
---------------------------------------------------------------------------------------------------------------------

Operating expenses                                                                       233,432         187,908
Selling, general and
   administrative expenses                                                                46,555          36,063
---------------------------------------------------------------------------------------------------------------------

Total costs and expenses                                                                 279,987         223,971
---------------------------------------------------------------------------------------------------------------------

Other operating income (expense), net                                                        986            (621)
---------------------------------------------------------------------------------------------------------------------
Operating profit                                                                          31,332          26,792
Interest income                                                                              864             653
Interest expense                                                                          (3,815)         (2,239)
Other expense, net                                                                        (1,337)         (1,658)
---------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                27,044          23,548
Provision for income taxes                                                                10,007           8,242
---------------------------------------------------------------------------------------------------------------------
Net income                                                                     $          17,037          15,306
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Net income per common share:
 Basic                                                                         $             .44             .40
 Diluted                                                                                     .44             .40
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
 Basic                                                                                    38,477          38,189
 Diluted                                                                                  39,081          38,608
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------



                                                SEGMENT INFORMATION

Operating revenues:
   Brink's                                                                     $         261,923         209,199
   BHS                                                                                    48,410          42,185
---------------------------------------------------------------------------------------------------------------------
Total operating revenues                                                       $         310,333         251,384
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Operating profit:
   Brink's                                                                     $          21,919          15,801
   BHS                                                                                    13,502          12,779
---------------------------------------------------------------------------------------------------------------------
Segment operating profit                                                                  35,421          28,580
General corporate expense                                                                 (4,089)         (1,788)
---------------------------------------------------------------------------------------------------------------------
Total operating profit                                                         $          31,332          26,792
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                                              PITTSTON BRINK'S GROUP
                                             CONDENSED BALANCE SHEETS


                                                                                March 31            December 31
(IN THOUSANDS)                                                                      1998                   1997
-------------------------------------------------------------------------------------------------------------------
                                                                             (Unaudited)
ASSETS
Current assets:
Cash and cash equivalents                                                  $      42,862                 37,694
Accounts receivable, net of estimated amounts
  uncollectible                                                                  235,162                160,912
Inventories and other current assets                                              48,732                 48,518
-------------------------------------------------------------------------------------------------------------------

Total current assets                                                             326,756                247,124

Property, plant and equipment, at cost, net of

  accumulated depreciation and amortization                                      400,212                346,672
Intangibles, net of accumulated amortization                                      45,434                 18,510
Other assets                                                                      69,227                 80,024
-------------------------------------------------------------------------------------------------------------------

Total assets                                                               $     841,629                692,330
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities                                                        $     253,527                178,348
Long-term debt, less current maturities                                           92,412                 38,682
Other liabilities                                                                 97,289                 94,820
-------------------------------------------------------------------------------------------------------------------

Total liabilities                                                                443,228                311,850

Shareholder's equity                                                             398,401                380,480
-------------------------------------------------------------------------------------------------------------------


Total liabilities and shareholder's equity                                 $     841,629                692,330
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                             PITTSTON BRINK'S GROUP
                            STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                                         Quarter Ended March 31
(IN THOUSANDS)                                                                            1998             1997
--------------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net income                                                                       $      17,037           15,306
Adjustments to reconcile net income to net
   cash provided by operating activities:
   Depreciation and amortization                                                        17,278           14,260
   Other, net                                                                            6,096            5,036
   Changes in operating assets and liabilities, net of
     effects of acquisitions and dispositions:
     (Increase) decrease in receivables                                                (11,792)           2,572
     Increase in inventories and other current assets                                   (4,040)          (3,888)
     Increase (decrease) in current liabilities                                          3,333           (6,015)
     Other, net                                                                         (5,033)          (4,461)
--------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                               22,879           22,810
--------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
Additions to property, plant and equipment                                             (31,866)         (26,367)
Proceeds from disposal of property, plant
   and equipment                                                                            77            2,291
Acquisitions, net of cash acquired                                                         224          (53,303)
Other, net                                                                                 163           10,558
--------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                                  (31,402)         (66,821)
--------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
Net additions to debt                                                                    2,702           45,080
Payments from Minerals Group                                                            11,238           11,685
Share and other equity activity, net                                                      (249)          (3,809)
--------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                               13,691           52,956
--------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                                5,168            8,945
Cash and cash equivalents at beginning of period                                        37,694           20,012
--------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents at end of period                                       $      42,862           28,957
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                             PITTSTON BRINK'S GROUP
                         NOTES TO FINANCIAL INFORMATION

(1)  The Pittston Company (the "Company") has three classes of common stock:
     Pittston Brink's Group Common Stock ("Brink's Stock"), Pittston Burlington Group Common Stock ("Burlington Stock") and Pittston Minerals Group Common Stock ("Minerals Stock"), which were designed to provide shareholders with separate securities reflecting the performance of the Pittston Brink's Group (the "Brink's Group"), Pittston Burlington Group (the "Burlington Group") and Pittston Minerals Group (the "Minerals Group"), respectively, without diminishing the benefits of remaining a single corporation or precluding future transactions affecting any of the Groups.

     The financial information for the Brink's Group includes the results of the Company's Brink's, Incorporated ("Brink's") and Brink's Home Security, Inc. ("BHS") businesses. It is prepared using the amounts included in the Company's consolidated financial statements. Accordingly, the Company's consolidated financial statements must be read in connection with the Brink's Group's financial data.

(2) Under the share repurchase program authorized by the Board of Directors of the Company, the Company purchased shares in the periods presented as follows:



                                                                       Quarter Ended      Quarter Ended
                                                                         March 31           March 31
(Dollars in millions)                                                      1998               1997
------------------------------------------------------------------------------------------------------------
Brink's Stock:
    Shares                                                                      --           153,000
    Cost                                                      $                 --               4.0

Convertible Preferred Stock:
    Shares                                                                     355                --
    Cost                                                      $                0.1                --
    Excess carrying
     amount (a)                                               $               0.02                --




(a) The excess of the carrying amount of the Convertible Preferred Stock over the cash paid to holders for repurchases made during the periods. This amount is deducted from preferred dividends in the Company's Statement of Operations.

(3) The Brink's Group adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," in the first quarter of 1998. SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements. Comprehensive income generally represents all changes in shareholders' equity except those resulting from investments by or distributions to shareholders. Total comprehensive income, which is composed of net income and foreign currency translation adjustments, for the quarters ended March 31, 1998 and 1997 was $15.3 million and $11.2 million, respectively.

(4) During the first quarter ended March 31, 1998, the Brink's Group had the following noncash investing and financing activities in connection with the acquisition of nearly all of the remaining shares of its affiliate in
     France:


(Dollars in millions)                                                                Quarter Ended March 31, 1998
-----------------------------------------------------------------------------------------------------------------------
Noncash investing and financing activities:
    Debt assumed                                                                 $              41.4
    Net assets acquired by incurring directly
      related liabilities                                                                       27.6
-----------------------------------------------------------------------------------------------------------------------
Total noncash investing and financing activities                                 $              69.0
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


(5) Certain prior period amounts have been reclassified to conform to the current period's financial statement presentation.

(6) Financial information for the Minerals Group, which includes the results of the Pittston Coal Company and Pittston Mineral Ventures operations, and the Burlington Group which includes the results of the Company's BAX Global Inc. business, is available upon request.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

(IN THOUSANDS, EXCEPT                                                                                        Quarter Ended March 31
PER SHARE AMOUNTS)                                                                                          1998               1997
------------------------------------------------------------------------------------------------------------------------------------
Net sales                                                                                   $            149,898           158,883
Operating revenues                                                                                       712,766           622,793
------------------------------------------------------------------------------------------------------------------------------------
Net sales and operating revenues                                                                         862,664           781,676
------------------------------------------------------------------------------------------------------------------------------------

Cost of sales                                                                                            144,164           153,412
Operating expenses                                                                                       595,771           518,819
Selling, general and administrative
   expenses                                                                                               99,256            75,643
------------------------------------------------------------------------------------------------------------------------------------
Total costs and expenses                                                                                 839,191           747,874
------------------------------------------------------------------------------------------------------------------------------------

Other operating income, net                                                                                3,027             3,576
------------------------------------------------------------------------------------------------------------------------------------
Operating profit                                                                                          26,500            37,378
Interest income                                                                                            1,181             1,019
Interest expense                                                                                          (7,384)           (5,564)
Other expense, net                                                                                        (1,435)           (2,389)
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes                                                                                18,862            30,444
Provision for income taxes                                                                                 6,034             9,103
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                                                                12,828            21,341
Preferred stock dividends, net                                                                              (864)             (901)
------------------------------------------------------------------------------------------------------------------------------------
Net income attributed to common shares                                                      $             11,964            20,440
------------------------------------------------------------------------------------------------------------------------------------


PITTSTON BRINK'S GROUP:
Net income attributed to common shares                                                      $             17,037            15,306
------------------------------------------------------------------------------------------------------------------------------------

Net income per common share:
 Basic                                                                                      $                .44               .40
 Diluted                                                                                                     .44               .40
------------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
 Basic                                                                                                    38,477            38,189
 Diluted                                                                                                  39,081            38,608
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


PITTSTON BURLINGTON GROUP:
Net (loss) income attributed to common shares                                               $             (2,966)            5,088
------------------------------------------------------------------------------------------------------------------------------------

Net (loss) income per common share:
 Basic                                                                                      $               (.15)              .26
 Diluted                                                                                                    (.15)              .26
------------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
 Basic                                                                                                    19,477            19,406
 Diluted                                                                                                  19,477            19,820
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


PITTSTON MINERALS GROUP:
Net (loss) income attributed to common shares                                               $             (2,107)               46
------------------------------------------------------------------------------------------------------------------------------------

Net (loss) income per common share:
   Basic                                                                                    $               (.26)              .01
   Diluted                                                                                                  (.26)              .01
------------------------------------------------------------------------------------------------------------------------------------

Weighted average common shares outstanding:
   Basic                                                                                                   8,225             8,002
   Diluted                                                                                                 8,225             8,059
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS



                                                                                     March 31        December 31
(IN THOUSANDS)                                                                           1998               1997
-----------------------------------------------------------------------------------------------------------------------
                                                                                   (Unaudited)
ASSETS

Current assets:
Cash and cash equivalents                                                   $          72,615             69,878
Accounts receivable, net of estimated
   amounts uncollectible                                                              617,433            531,317
Inventories and other current assets                                                  134,220            125,610
-----------------------------------------------------------------------------------------------------------------------
Total current assets                                                                  824,268            726,805

Property, plant and equipment, at cost, net of
   accumulated depreciation, depletion
   and amortization                                                                   718,673            647,642
Intangibles, net of accumulated amortization                                          328,443            301,395
Other assets                                                                          306,971            320,102
-----------------------------------------------------------------------------------------------------------------------

Total assets                                                                $       2,178,355          1,995,944
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities                                                         $         716,287            643,673
Long-term debt, less current maturities                                               299,476            191,812
Postretirement benefits other than pensions                                           233,399            231,451
Workers' compensation and other claims                                                101,979            106,378
Other liabilities                                                                     130,697            137,012
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                   1,481,838          1,310,326

Shareholders' equity                                                                  696,517            685,618
-----------------------------------------------------------------------------------------------------------------------

Total liabilities and shareholders' equity                                  $       2,178,355          1,995,944
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


See accompanying notes.

                      THE PITTSTON COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)



                                                                                          Quarter Ended March 31
(IN THOUSANDS)                                                                            1998              1997
---------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities:
Net income                                                                   $         12,828             21,341
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation, depletion and amortization                                            33,878             30,139
   Provision for aircraft heavy maintenance                                             8,733              8,186
   Provision for deferred income taxes                                                  2,115              2,328
   Other, net                                                                           7,519              5,309
   Changes in operating assets and liabilities
     net of effects of acquisitions and dispositions:
     Increase in receivables                                                          (12,381)           (10,471)
     Increase in inventories and
       other current assets                                                            (2,798)           (17,107)
     Decrease in current liabilities                                                  (17,399)            (7,897)
     Other, net                                                                       (10,789)            (8,033)
---------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                                              21,706             23,795
---------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
Additions to property, plant and equipment                                            (60,705)           (40,032)
Proceeds from disposal of property,
   plant and equipment                                                                    421              3,940
Aircraft heavy maintenance                                                             (9,659)            (9,473)
Acquisitions and related contingent payments,
   net of cash acquired                                                                   224            (54,094)
Other, net                                                                             (4,182)            13,901
---------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                                 (73,901)           (85,758)
---------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
Net additions to debt                                                                  61,265             80,834
Share and other equity activity, net                                                   (6,333)            (9,261)
---------------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities                                              54,932             71,573
---------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                               2,737              9,610
Cash and cash equivalents at beginning of period                                       69,878             41,217
---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                   $         72,615             50,827
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


See accompanying notes.